ALLIANCE
                               -------------------
                                VARIABLE PRODUCTS
                               -------------------
                                   SERIES FUND
                               -------------------
                                ALLIANCEBERNSTEIN
                               -------------------
                               INTERNATIONAL VALUE
                               -------------------
                                    PORTFOLIO
                               -------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 22, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund AllianceBernstein International Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                          Total Returns
                                                                       Since
                                                     1 Year          Inception*
                                                   ----------      -------------
AllianceBernstein International Value Portfolio      -5.15%            -3.93%

MSCI EAFE Index                                     -15.66%            -16.97%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 5/10/01.

      The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein International Value Portfolio.

Even though the Portfolio and its benchmark, the MSCI EAFE Index, produced negative returns for the 12-month period ended December 31, 2002, the Portfolio outperformed its benchmark. The Portfolio's outperformance was driven primarily by strong stock selection. While the majority of relative outperformance for the year was driven by favorable stock selection across nearly all sectors, it was particularly strong within financials and cyclicals. Within financials, the Portfolio's emphasis during most of the year on retail oriented banks with dominant market positions and strong balance sheets, such as ANZ Bank and Allied Irish Banks, contributed to its outperformance. Sector allocations also contributed to the Portfolio's positive returns for the year, primarily because of its underweight positions in telecommunications and technology.

MARKET OVERVIEW

The annual period under review has been a difficult one for all markets. Expectations for corporate earnings were revised downward, as a steady flow of negative news undermined investor confidence. In the U.S., productivity growth slowed and consumer confidence fell sharply, while in Europe business sentiment also declined.

During the past 12 months, investors worried that the sluggish global economy would exert a strongly negative effect on corporate profits. There was concern that corporate governance at many companies was failing to ensure that companies acted in their shareholders' interest, and that geopolitical risks were rising sharply, including the possibility of a U.S. war with Iraq. As investors became increasingly risk-averse, bonds rallied strongly. With the fall in the equity market and the rally in bonds, the equity risk premium soared. Even with the rise in equities in the fourth quarter of 2002, the equity premium remains high.

One intriguing question remains in place however, and it is whether the recently uncovered accounting problems in the U.S. and resulting crisis of confidence could be the catalyst that reverses the long period of underperformance prior to this year by foreign markets, relative to the U.S.

MARKET OUTLOOK

Opportunities continue to look favorable in overseas markets. After a long string of gains, the U.S. dollar weakened materially in 2002, adding to returns of non U.S. stocks for U.S. based investors. We continue to expect stronger relative performance from foreign markets as compared to the U.S. This follows a period of

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

underperformance by EAFE markets, which can be largely explained by the strength of the dollar and the extended weakness of the Japanese market. Even with the market changes so far this year, EAFE remains very attractively valued relative to the U.S. market.

Emotionally driven short-term overreactions by investors have opened up opportunities in a number of other areas. Concerns about economic growth led to attractive valuations in many cyclicals, and we have increased the Portfolio's exposure to this area. Similarly, the extended decline in the global stock markets increased investor aversion to the recent volatility in equity markets, offering opportunities in capital market-sensitive areas such as banks and insurance. Industries with significant exposure to the capital markets are offering compelling opportunities for value investors. We are seeing attractive valuations for a number of insurance companies, which are exposed to equity prices primarily through their investment portfolios, as well as banks that have significant investment-banking businesses. We have added companies to the Portfolio that we believe are in a position to deliver strong results, regardless of whether the pace of economic growth remains sluggish or accelerates modestly.

Our research has also led us to gradually reduce the Portfolio's underweighting of technology and telecommunications during the past 12 months. Specifically, we established a major position in the U.K.-based wireless company Vodafone, which positively contributed to the Portfolio's performance. This purchase represents the Portfolio's first holding since inception within the distressed telecommunications sector. Our research suggests there is the potential for sizable gains in some of the strongest telecommunications companies as the industry remains under pressure and consolidates.

The Portfolio continues to have characteristics typical of a deep value strategy. It consists of a group of very high quality companies with strong growth potential. Overall, this is not a market where there are compelling mispricings between styles or sectors. Instead, the Portfolio's emphasis on stock selection has enabled us to buy companies whose businesses and products offer the potential for rapid increases in profitability at extremely attractive valuations.

We appreciate your investment in AllianceBernstein International Value Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Andrew S. Adelson

Andrew S. Adelson
Vice President and Portfolio Manager


/s/ Kevin F. Simms

Kevin F. Simms
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
5/31/01* - 12/31/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

AllianceBernstein International Value Portfolio: $9,362

MSCI EAFE Index:                                 $6,645


                             AllianceBernstein International      MSCI EAFE
                                     Value Portfolio                Index
5/31/01*                                10000                       10000
12/31/01                                 9870                        7879
12/31/02                                 9362                        6645

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 5/31/01* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein International Value Portfolio.

--------------------------------------------------------------------------------
*     Since closest month-end after Portfolio's inception date of 5/10/01.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
BNP Paribas, SA                             $ 1,751,003             4.3%
--------------------------------------------------------------------------------
Nissan Motor Co., Ltd.                        1,660,812             4.1
--------------------------------------------------------------------------------
DSM NV                                        1,633,184             4.0
--------------------------------------------------------------------------------
Bank of Nova Scotia                           1,537,531             3.8
--------------------------------------------------------------------------------
Canon, Inc.                                   1,505,557             3.7
--------------------------------------------------------------------------------
Safeway Plc                                   1,386,632             3.4
--------------------------------------------------------------------------------
Societe Generale                              1,322,368             3.3
--------------------------------------------------------------------------------
Vodafone Group Plc                            1,288,690             3.2
--------------------------------------------------------------------------------
Takefuji Corp.                                1,245,874             3.1
--------------------------------------------------------------------------------
Eni S.p.A                                     1,191,585             2.9
                                            -----------            ----
--------------------------------------------------------------------------------
                                            $14,523,236            35.8%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2002
================================================================================

--------------------------------------------------------------------------------
SECTOR                                     U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Finance                                     $12,829,882             31.7%
--------------------------------------------------------------------------------
Capital Equipment                             5,087,063             12.6
--------------------------------------------------------------------------------
Consumer Cyclical                             5,078,429             12.5
--------------------------------------------------------------------------------
Construction                                  4,257,262             10.5
--------------------------------------------------------------------------------
Industrial Commodities                        3,585,208              8.8
--------------------------------------------------------------------------------
Energy                                        2,315,969              5.7
--------------------------------------------------------------------------------
Technology/Electronics                        1,505,558              3.7
--------------------------------------------------------------------------------
Telecommunications                            1,288,690              3.2
--------------------------------------------------------------------------------
Industrial                                      770,633              1.9
--------------------------------------------------------------------------------
Consumer Staples                                618,643              1.5
--------------------------------------------------------------------------------
Resources                                       156,127              0.4
--------------------------------------------------------------------------------
Services                                         82,636              0.2
                                            -----------            -----
--------------------------------------------------------------------------------
Total Investments*                           37,576,100             92.7
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities      2,948,158              7.3
                                            -----------            -----
--------------------------------------------------------------------------------
Net Assets                                  $40,524,258            100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Excludes short-term obligations.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-92.7%
AUSTRALIA-1.9%
Australia and New Zealand
   Banking Group, Ltd. ....................             78,800        $  769,381
                                                                      ----------
BRAZIL-1.9%
Petroleo Brasileiro,
   SA (ADR) ...............................             59,700           782,500
                                                                      ----------
CANADA-7.6%
Bank of Nova Scotia .......................             46,123         1,537,531
Canadian National Railway
   Co. ....................................              2,000            82,636
Magna International, Inc.
   Cl.A ...................................             16,039           894,192
Royal Bank of Canada ......................              5,700           208,739
Talisman Energy, Inc. .....................              9,500           341,884
                                                                      ----------
                                                                       3,064,982
                                                                      ----------
FRANCE-18.3%
Arcelor (a) ...............................             95,539         1,174,247
Assurances Generales
   de France (AGF) ........................             32,600         1,090,585
BNP Paribas, SA ...........................             43,000         1,751,003
Compagnie de Saint Gobain .................             35,400         1,037,986
PSA Peugoet Citroen .......................             25,150         1,024,924
Societe Generale ..........................             22,720         1,322,368
                                                                      ----------
                                                                       7,401,113
                                                                      ----------
GERMANY-5.3%
AMB Generali Holding AG ...................              4,850           264,584
Hannover
   Rueckversicherungs-AG (a) ..............              7,950           202,593
Heidelberger Zement AG ....................             15,900           591,938
Volkswagen AG .............................             29,500         1,074,739
                                                                      ----------
                                                                       2,133,854
                                                                      ----------
HONG KONG-0.4%
The Wharf (Holdings), Ltd. ................             96,000           181,572
                                                                      ----------
IRELAND-4.9%
Allied Irish Banks Plc ....................             62,266           854,102
Bank of Ireland ...........................            109,900         1,128,318
                                                                      ----------
                                                                       1,982,420
                                                                      ----------
ITALY-2.9%
Eni S.p.A .................................             75,000         1,191,585
                                                                      ----------
JAPAN-15.1%
Canon, Inc. ...............................             40,000         1,505,557
Honda Motor Co., Ltd. .....................             29,500         1,090,476
Nippon Meat Packers, Inc. .................             62,000           618,643
Nissan Motor Co., Ltd. ....................            213,000         1,660,812
Takefuji Corp. ............................             21,600         1,245,874
                                                                      ----------
                                                                       6,121,362
                                                                      ----------
MEXICO-1.5%
Cemex, SA de CV (ADR) .....................             28,906           620,577
                                                                      ----------
NETHERLANDS-4.0%
DSM NV ....................................             35,900         1,633,184
                                                                      ----------
SOUTH AFRICA-0.4%
Sappi, Ltd. (ADR) .........................             11,700           156,127
                                                                      ----------
SOUTH KOREA-0.9%
Kookmin Credit Card Co.,
   Ltd. (a) ...............................             15,600           380,119
                                                                      ----------
SPAIN-2.3%
Grupo Dragados, SA ........................             55,100           936,090
                                                                      ----------
SWEDEN-5.3%
Autoliv, Inc. (ADR) .......................             11,500           236,111
Electrolux AB Cl.A ........................             70,700         1,118,156
Svenska Cellulosa AB Cl.B .................             23,000           777,778
                                                                      ----------
                                                                       2,132,045
                                                                      ----------
TAIWAN-1.9%
Compal Electronics, Inc.
   (GDR) ..................................            148,860           770,633
                                                                      ----------
UNITED KINGDOM-18.1%
Aviva Plc .................................            101,000           720,139
George Wimpey Plc .........................             52,800           226,051
Lloyds TSB Group Plc ......................             64,000           459,416
Persimmon Plc .............................             31,700           217,350
Royal & Sun Alliance
   Insurance Group Plc ....................            302,850           588,580
Royal Bank of Scotland
   Group ..................................             12,800           306,552
Safeway Plc ...............................            404,000         1,386,632
Six Continents ............................            133,500         1,078,639
Vodafone Group Plc ........................            707,000         1,288,690
Whitbread Plc .............................             69,000           600,810
Wolseley Plc ..............................             53,100           445,697
                                                                      ----------
                                                                       7,318,556
                                                                      ----------
Total Common Stocks
   (cost $39,110,434) .....................                           37,576,100
                                                                      ----------

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                      Amount
Company                                               (000)         U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENT-6.6%
TIME DEPOSIT-6.6%
State Street Euro Dollar
   0.75%, 1/01/03
   (cost $2,655,000) ......................        $     2,655       $ 2,655,000
                                                                     -----------
TOTAL
   INVESTMENTS-99.3%
   (cost $41,765,434) .....................                           40,231,100
Other assets less
   liabilities-0.7% .......................                              293,158
                                                                     -----------
NET ASSETS-100% ...........................                          $40,524,258
                                                                     ===========

FINANCIAL FUTURES CONTRACTS (b)

                                                                                      Value at
                        Number of                     Expiration      Original      December 31,    Unrealized
       Type             Contracts      Position          Month          Value           2002       Depreciation
-----------------      ----------     ----------     ------------   -------------   ------------   ------------
   EURO STOXX 50           55            Long          Mar 2003      $1,415,144      $1,381,344     $ (33,800)
  JPY TOPIX INDX            3            Long          Mar 2003         215,038         210,803        (4,235)
                                                                     ----------      ----------     ---------
                                                                     $1,630,182      $1,592,147     $ (38,035)
                                                                     ==========      ==========     =========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) A portion of the foreign cash (in the amount of US $180,866) included in the statement of assets and liabilities has been segregated as collateral for the futures transactions outstanding at December 31, 2002.

      Glossary of Terms:

      ADR - American Depositary Receipt

      GDR - Global Depositary Receipt

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $41,765,434) ......................  $ 40,231,100
   Cash ........................................................................           931
   Foreign cash, at value (cost $347,849) ......................................       353,831
   Dividends and interest receivable ...........................................       139,244
   Receivable for capital stock sold ...........................................       246,496
   Receivable due from Adviser .................................................        26,280
                                                                                  ------------
   Total assets ................................................................    40,997,882
                                                                                  ------------
LIABILITIES
   Payable for investment securities purchased .................................       364,260
   Payable for capital stock redeemed ..........................................        86,397
   Accrued expenses ............................................................        22,967
                                                                                  ------------
   Total liabilities ...........................................................       473,624
                                                                                  ------------
NET ASSETS .....................................................................  $ 40,524,258
                                                                                  ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................................  $      4,340
   Additional paid-in capital ..................................................    42,263,279
   Undistributed net investment income .........................................       230,838
   Accumulated net realized loss on investment and foreign currency transactions      (410,502)
   Net unrealized depreciation of investments and foreign currency denominated
     assets and liabilities ....................................................    (1,563,697)
                                                                                  ------------
                                                                                  $ 40,524,258
                                                                                  ============
Class A Shares
   Net assets ..................................................................  $ 14,391,249
                                                                                  ============
   Shares of capital stock outstanding .........................................     1,538,999
                                                                                  ============
   Net asset value per share ...................................................  $       9.35
                                                                                  ============
Class B Shares
   Net assets ..................................................................  $ 26,133,009
                                                                                  ============
   Shares of capital stock outstanding .........................................     2,801,476
                                                                                  ============
   Net asset value per share ...................................................  $       9.33
                                                                                  ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $58,696) ........................  $    487,790
   Interest ....................................................................        19,252
                                                                                  ------------
   Total investment income .....................................................       507,042
                                                                                  ------------
EXPENSES
   Advisory fee ................................................................       211,798
   Distribution fee--Class B ...................................................        28,836
   Custodian ...................................................................        88,217
   Administrative ..............................................................        69,000
   Audit and legal .............................................................        59,896
   Printing ....................................................................        22,995
   Directors' fees and expenses ................................................         4,380
   Transfer agency .............................................................           947
   Miscellaneous ...............................................................        13,322
                                                                                  ------------
   Total expenses ..............................................................       499,391
   Less: expenses waived and reimbursed (see Note B) ...........................      (218,956)
                                                                                  ------------
   Net expenses ................................................................       280,435
                                                                                  ------------
   Net investment income .......................................................       226,607
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions ...................................................       (91,155)
     Futures contracts .........................................................      (283,579)
     Foreign currency transactions .............................................         8,460
   Net change in unrealized appreciation/depreciation of:
     Investments ...............................................................    (1,722,172)
     Futures ...................................................................       (47,634)
     Foreign currency denominated assets and liabilities .......................         7,719
                                                                                  ------------
   Net loss on investment and foreign currency transactions ....................    (2,128,361)
                                                                                  ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .....................................  $ (1,901,754)
                                                                                  ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                            Year Ended     May 10, 2001(a)
                                                                           December 31,    to December 31,
                                                                               2002             2001
                                                                          ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................  $      226,607   $        6,084
   Net realized loss on investment and foreign currency transactions ...        (366,274)         (21,884)
   Net change in unrealized appreciation/depreciation of investments and
     foreign currency denominated assets and liabilities ...............      (1,762,087)         198,390
                                                                          --------------   --------------
   Net increase (decrease) in net assets from operations ...............      (1,901,754)         182,590
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A ...........................................................         (12,481)              -0-
     Class B ...........................................................         (11,716)              -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................      36,708,436        5,559,183
                                                                          --------------   --------------
   Total increase ......................................................      34,782,485        5,741,773
NET ASSETS
   Beginning of period .................................................       5,741,773               -0-
                                                                          --------------   --------------
   End of period (including undistributed net investment income of
      $230,838 and $19,968, respectively) ..............................  $   40,524,258   $    5,741,773
                                                                          ==============   ==============

--------------------------------------------------------------------------------
(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio investments are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class

                                          Alliance Variable Products Series Fund
================================================================================

shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively.

Effective May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the average daily net assets for Class A and Class B shares, respectively. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $149,956.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Because of the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $69,000 for the year ended December 31, 2002.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002, amounted to $65,592, of which $3,988 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ..............................          $38,279,717
U.S. government and agencies .............................                   -0-
Sales:
Stocks and debt obligations ..............................          $ 3,788,677
U.S. government and agencies .............................                   -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $41,789,842. Gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ...........................           $ 1,480,731
Gross unrealized depreciation ...........................            (3,039,473)
                                                                    -----------
Net unrealized depreciation .............................           $(1,558,742)
                                                                    ===========

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

                                          Alliance Variable Products Series Fund
================================================================================

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.
--------------------------------------------------------------------------------
NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                           2002         2001
                                                        ==========   ==========
Distributions paid from:
   Ordinary income ...................................  $   24,197   $       -0-
                                                        ----------   ----------
Total distributions paid .............................  $   24,197   $       -0-
                                                        ----------   ----------

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...........................        $   230,659
Accumulated capital and other losses ....................           (386,094)(a)
Unrealized appreciation/(depreciation) ..................         (1,587,926)(b)
                                                                 -----------
Total accumulated earnings/(deficit) ....................        $(1,743,361)
                                                                 ===========

--------------------------------------------------------------------------------

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $164,056 of which $4,117 will expire in the year 2009 and $159,939 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $222,038.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                              Alliance Variable Products Series Fund
================================================================================

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               -----------------------------------   -----------------------------------
                                             SHARES                                 AMOUNT
                               -----------------------------------   -----------------------------------
                                  Year Ended      May 10, 2001 (a)      Year Ended      May 10, 2001 (a)
                                 December 31,     to December 31,      December 31,     to December 31,
                                     2002               2001               2002               2001
                               ================   ================   ================   ================
Class A
Shares sold .................         2,153,269            534,207   $     20,639,995   $      5,054,653
Shares issued in reinvestment
   of dividends .............             1,136                 -0-            12,481                 -0-
Shares redeemed .............        (1,011,732)          (137,881)        (9,235,236)        (1,246,108)
                               ----------------   ----------------   ----------------   ----------------
Net increase ................         1,142,673            396,326   $     11,417,240   $      3,808,545
                               ================   ================   ================   ================


                                  Year Ended      August 15, 2001(b)    Year Ended      August 15, 2001(b)
                                 December 31,     to December 31,      December 31,     to December 31,
                                     2002               2001               2002               2001
                               ================   ================   ================   ================
Class B
Shares sold .................         4,278,977            188,151   $     40,702,331   $      1,778,002
Shares issued in reinvestment
   of dividends .............             1,068                 -0-            11,717                 -0-
Shares redeemed .............        (1,663,844)            (2,876)       (15,422,852)           (27,364)
                               ----------------   ----------------   ----------------   ----------------
Net increase ................         2,616,201            185,275   $     25,291,196   $      1,750,638
                               ================   ================   ================   ================

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Commencement of distribution.
--------------------------------------------------------------------------------
NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ------------------------------       ------------------------------
                                                        CLASS A                              CLASS B
                                             ------------------------------       ------------------------------
                                                 Year            May 10,              Year          August 15,
                                                 Ended         2001(a) to             Ended         2001(b) to
                                             December 31,     December 31,        December 31,     December 31,
                                                 2002             2001                2002             2001
                                             =============    =============       =============    =============
Net asset value, beginning of period ......  $        9.87    $       10.00       $        9.87    $       10.25
                                             -------------    -------------       -------------    -------------
Income From Investment Operations
Net investment income (c)(d) ..............            .13              .04                 .08
                                                                                                             .01
Net realized and unrealized loss on
   investment and foreign currency
   transactions ...........................           (.64)            (.17)               (.61)            (.39)
                                             -------------    -------------       -------------    -------------
Net decrease in net asset value from
   operations .............................           (.51)            (.13)               (.53)            (.38)
                                             -------------    -------------       -------------    -------------
Less: Dividends
Dividends from net investment income ......           (.01)              -0-               (.01)              -0-
                                             -------------    -------------       -------------    -------------
Total dividends ...........................           (.01)              -0-               (.01)              -0-
                                             -------------    -------------       -------------    -------------
Net asset value, end of period ............  $        9.35    $        9.87       $        9.33    $        9.87
                                             =============    =============       =============    =============
Total Return
Total investment return based on
   net asset value (e) ....................          (5.15)%          (1.30)%             (5.36)%          (3.71)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .  $      14,391    $       3,913       $      26,133    $       1,828
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements .......................           1.17%             .95%(f)            1.44%            1.20%(f)
   Expenses, before waivers and
     reimbursements .......................           2.20%            8.41%(f)            2.47%            9.31%(f)
Net investment income (d) .................           1.30%             .59%(f)             .86%             .17%(f)
Portfolio turnover rate ...................             19%              22%                 19%              22%

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Commencement of distributions.

(c)   Based on average shares outstanding.

(d)   Net of expenses reimbursed or waived by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein International Value Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein International Value Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                        /s/ Ernst & Young LLP

New York, New York
February 3, 2003

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                        PORTFOLIOS
                                                                                          IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                   COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                               OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                             DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and                     114               None
1345 Avenue of the Americas      a Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has
(13)                             been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and                    93                None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United States;
(11)                             Chairman and Chief Executive Officer of
                                 Evlico; formerly a Director of Avon, BP Amoco
                                 Corporation (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem Financial Group,
                                 and Donaldson Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                      98                None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible  for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was
                                 Chief Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that he was a
                                 Senior Manager at Price Waterhouse & Co. Member
                                 of American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor                94                None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he was
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                      110                None
Suite 100                        consultant. He was formerly Senior
2 Sound View Drive               Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with  which
(13)                             he had been associated since prior to 1998.
                                 He was formerly Deputy Comptroller of the State
                                 of New York and, prior thereto, Chief
                                 Investment Officer of the New York Bank for
                                 Savings.

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

                                                                                    PORTFOLIOS
                                                                                      IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                               COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                           OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                         DIRECTOR           DIRECTOR
-------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill               93           Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments) and a
                                 Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,              92                None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member
(7)                              of the Executive Committee of that firm.
                                 He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and
                                 Trustee of the Museum of the City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*                POSITION(S) HELD                                    PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                       DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Andrew S. Adelson, 47            Vice President               Chief Investment Officer of International Value Equities and Executive
                                                              Vice President of ACMC since October 2000. Prior thereto, he was Chief
                                                              Investment Officer of International Investment Management Services at
                                                              Sanford C. Bernstein & Co., Inc. ("Bernstein") since prior to 1998.

Kevin F. Simms, 36               Vice President               Senior Vice President and Director of Research for International Value
                                                              and Global Value Equities at ACMC since October 2000. Prior thereto, he was a research analyst at Bernstein since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services Inc.
                                                              ("AGIS"), with which he has been associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of AFD, with which he
                                 Financial Officer            has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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